Filed pursuant to Rule 497(e)

File no. 002-38679

PAX WORLD FUNDS SERIES TRUST I

Supplement Dated July 30, 2007
to the Prospectus dated April 2, 2007

The subsection captioned “Principal Investment Strategies” in the section of the Prospectus titled “Pax World Balanced Fund—Risk/Return Summary:  Investment Objectives, Principal Investment Strategies, Principal Risks and Fund Performance” is revised by deleting the first sentence of the second paragraph thereof in its entirety and replacing it with the following:

“The Balanced Fund may invest up to 45% of its assets in securities of non-U.S. issuers, including American Depositary Receipts (“ADRs”).  The Balanced Fund may invest no more than 25% of its assets in securities of non-U.S. issuers other than ADRs.”

The subsection captioned “Principal Investment Strategies” in the section of the Prospectus titled “Pax World Growth Fund—Risk/Return Summary:  Investment Objectives, Principal Investment Strategies, Principal Risks and Fund Performance” is revised by deleting the first sentence of the third paragraph thereof in its entirety and replacing it with the following:

“The Growth Fund may invest up to 45% of its assets in securities of non-U.S. issuers, including American Depositary Receipts (“ADRs”).  The Growth Fund may invest no more than 25% of its assets in securities of non-U.S. issuers other than ADRs.”

The subsection captioned “Investment Minimums” in the section of the Prospectus titled “Shareholder Guide” is deleted and replaced in its entirety with the following:

Shares of the Funds are offered for sale on a continuous basis at net asset value. Generally, share purchases are subject to the minimum investment amounts set forth below. A shareholder’s financial advisor may establish higher investment minimums.

Class	Minimum Initial Investment	Minimum Subsequent Investment
Individual Investor*	$250	$50
Institutional**	$500,000	$1,000
R***	$0	$0

*

Investment minimums do not apply to purchases of Individual Investor Class shares of the Funds by SIMPLE and SEP individual retirement accounts (IRAs) or “tax sheltered accounts” under Section 403(b)(7) of the Internal Revenue Code of 1986, as amended.

**

Investment minimums do not apply to any investor participating in an account offered by an intermediary that provides services to such account, is paid an asset-based fee by the investor and is not compensated by the Trust for those services, other than payments for shareholder servicing or sub-transfer agency performed in place of the Trust’s transfer agent (so called “wrap fee programs”). In addition, the Distributor may waive the investment minimums for other categories of investors at its discretion.

***	Specified benefit plans and financial service firms may impose investment minimums. Investors should contact their plan administrator or financial service firm for information.

The subsection captioned “Exchanging Individual Investor Class Shares and Institutional Class Shares” in the section of the Prospectus titled “Shareholder Guide” is revised to include the following at the end thereof:

Individual Investor Class Share Exchange/Conversion

Individual Investor Class shares of the Funds may be exchanged, at the shareholder’s option, for Institutional Class shares of the same Fund, provided that the shareholder meets applicable eligibility requirements for Institutional Class shares discussed above.  The Trust reserves the right to convert Institutional Class shares held in a shareholder’s account to Individual Investor Class shares of the same Fund in the event the shareholder no longer satisfies the eligibility requirements for Institutional Class shares. A shareholder’s Institutional Class shares will not be converted to Individual Investor Class shares without prior notice by the Trust.

Any exchange will occur at the relative net asset value of the two share classes, without the imposition of any sales load, fee, or other charge. The Trust may suspend the exchange and conversion features described above at any time if it determines that such exchange or conversion may result in adverse tax consequences to the Fund or its shareholders.